Supplement dated February 12, 2025
to the following statutory prospectus(es):
Soloist dated May 1, 2024
This supplement updates certain information contained in your statutory prospectus. Please read and retain this supplement for future reference.
The supplement filed by Nationwide on January 23, 2025, stated that the merger of the Fidelity Advisor Equity Income Fund: Class M and the Fidelity Equity Dividend Income Fund: Fidelity Advisor Equity Dividend Income Fund: Class M will be effective on or about March 28, 2025. The merger date has now been changed to be effective on or about June 6, 2025.
PROS-0968